October 14, 1997

                      US Government Securities Fund

               Supplement to Prospectus Dated May 1, 1997


     The following replaces the second paragraph in the section of the Prospectus entitled Sub-Adviser; Portfolio Management under Management on page 15:

     Effective October 6, 1997, Mark Simenstad assumed day-to-day responsibility for managing the Fund's portfolio. He has been a Senior Vice President with the Sub-Adviser since August 1996. Prior to August 1996, Mr. Simenstad was a Vice President/Portfolio Manager of Investment Advisors, Inc. and prior to August 1993, he was an Assistant Vice President/Portfolio Manager of Lutheran Brotherhood. Mr. Simenstad has 14 years of investment management experience.